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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                April 2, 2002
       ------------------------------------------------------------------
       Date of Report (date of earliest event reported - January 16, 2002)


                        SMARTFORCE PUBLIC LIMITED COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Republic of Ireland                0-25674               Not Applicable
     -------------------                -------               --------------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation or                                    Identification Number)
     organization)

                              900 Chesapeake Drive
                         Redwood City, California 94063
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (650) 817-5900
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

_______________________________________________________________________________
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

     On April 2, 2002, SmartForce Public Limited Company ("SmartForce") announced that SmartForce and Centra Software Inc. ("Centra") have mutually agreed to terminate the Agreement and Plan of Merger among SmartForce, Atlantic Acquisition Corp., a wholly-owned subsidiary of SmartForce ("Merger Sub"), and Centra, dated as of January 16, 2002.

     Pursuant to the Termination Agreement, dated as of April 2, 2002, the Merger Agreement was terminated immediately. A copy of the Press Release issued April 2, 2002 and the Termination Agreement are attached as exhibits hereto.

Item 7. Exhibits.

(a) [Not applicable.]
(b) [Not applicable.]
(c) Exhibits. The following exhibits are being filed herewith.

    Exhibit
    Number                                Description
    ------                                -----------
     99.1 Press Release, dated April 2, 2002, announcing the termination of the Agreement and Plan of Merger among SmartForce, Centra and Merger Sub
     99.2 Termination Agreement, dated as of April 2, 2002, by and among SmartForce, Merger Sub and Centra.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                   SMARTFORCE PLC

Date: April 7, 2002                By:  /s/ Gregory M. Priest
                                        -------------------------------------
                                        Gregory M. Priest
                                        President and Chief Executive Officer


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                                 SMARTFORCE PLC

                            EXHIBIT INDEX TO FORM 8-K

    Exhibit
    Number                                Description
    ------                                -----------
     99.1 Press Release, dated April 2, 2002, announcing the termination of the Agreement and Plan of Merger among SmartForce, Centra and Merger Sub
     99.2 Termination Agreement, dated as of April 2, 2002, by and among SmartForce, Merger Sub and Centra.